UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2015

SUTRON CORPORATION
 (Exact name of registrant as specified in its charter)

VIRGINIA	0-12227	54-1006352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22400 Davis Drive, Sterling, Virginia 20164
(Address of Principal Executive Offices) (Zip Code)

(703) 406-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Merger Agreement

On June 21, 2015, Sutron Corporation (the “Company”), a Virginia corporation, Danaher Corporation, a Delaware corporation (“Danaher”), and Satellite Acquisition Corp., a Virginia corporation and an indirect wholly-owned subsidiary of Danaher (“Purchaser”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Danaher, through Purchaser, will commence an offer (the “Offer”) to acquire all of the outstanding shares of the Company’s common stock, par value $0.01 per share (the “Shares”), for $8.50 per share in cash, without interest (the “Offer Price”). Completion of the Offer is subject to several conditions, including (i) that 66 2/3% of the Shares outstanding (determined on a fully diluted basis) be validly tendered and not validly withdrawn prior to the expiration of the Offer, (ii) the absence of a material adverse effect on the Company; and (iii) certain other customary conditions.

The Merger Agreement also provides that following consummation of the Offer and satisfaction of certain customary conditions, Purchaser will be merged with and into the Company (the “Merger”), with the Company surviving as a wholly-owned indirect subsidiary of Danaher.  Upon completion of the Merger, each Share outstanding immediately prior to the effective time of the Merger (excluding those Shares that are held by Danaher, Purchaser or the Company) will be converted into the right to receive the Offer Price. Consummation of the Offer and the Merger is not conditional on Danaher’s receipt of financing.

In the event Purchaser acquires at least 90% of the outstanding Shares, including through exercise of the Top-Up Option (defined below), the Merger may be effected as a “short-form” merger without a meeting of the Company’s stockholders or board to approve the adoption of the Merger Agreement.  Otherwise, the Company will hold a special stockholders’ meeting to obtain stockholder approval of the Merger.  Subject to the terms of the Merger Agreement and applicable law, the Company has granted Purchaser an irrevocable option (the “Top-Up Option”), which Danaher or Purchaser may exercise after completion of the Offer, to purchase from the Company a number of newly-issued Shares equal to the number of Shares that, when added to the number of Shares owned by Danaher and Purchaser at the time of exercise of the Top-Up Option, constitutes one Share more than the number of Shares necessary for Purchaser to effect a “short form” merger (after giving effect to the issuance of shares pursuant to the exercise of the Top-Up Option); provided, however, that (i) the Top-Up Option shall not be exercisable for a number of Shares in excess of the Shares that the Company is authorized to issue under the Company’s articles of incorporation but that are not issued and outstanding (and are not subscribed for or otherwise committed to be issued) at the time of exercise of the Top-Up Option, and (ii) the exercise of the Top-Up Option and the issuance and delivery of the Top-Up Shares shall not be prohibited by any governmental order.  Purchaser will pay the Offer Price for each Share acquired upon exercise of the Top-Up Option.

Danaher and the Company have made customary representations, warranties and covenants in the Merger Agreement, including covenants (i) to promptly effect all registrations, filings and submissions required pursuant to any required governmental approvals, the Securities Exchange Act of 1934 and other applicable laws with respect to the Offer and the Merger; and (ii) to use their commercially reasonable efforts to take all appropriate action to consummate and effectuate the transactions contemplated by the Merger Agreement.

The Company has agreed to (i) conduct its business in all material respects in the ordinary course consistent with past practice prior to consummation of the Merger and (ii) use commercially reasonable efforts to maintain and preserve intact its business organization.  The Company has also agreed to comply with certain other operating covenants through the consummation of the Merger.

The Company has agreed not to solicit, initiate or facilitate, or engage in discussions concerning, alternative proposals for the acquisition of the Company.  However, subject to the satisfaction of certain conditions, the Company and its board of directors, as applicable, would be permitted to take certain actions which may, as more fully described in the Merger Agreement, include terminating the Merger Agreement or changing the board of directors’ recommendation, following receipt of an unsolicited proposal, if the board of directors of the Company has concluded in good faith after consultation with its advisors that the proposal constitutes a Superior Proposal (as defined in the Merger Agreement) and failure to do so would violate its fiduciary duties.

The Merger Agreement can be terminated by Danaher or the Company under certain circumstances, and the Company may be required reimburse Danaher for up to $750,000 of expenses in connection with certain terminations and to pay to Danaher a termination fee in the amount of $1.75 million (net of any expenses previously reimbursed to Danaher).

The Merger Agreement has been unanimously authorized and approved by the board of directors of the Company, and the board of directors of the Company unanimously recommends that stockholders of the Company tender their Shares in the Offer and, if necessary, vote to approve the Merger.

The foregoing description of the Offer, the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been incorporated herein by reference to provide information regarding its terms. The Merger Agreement is not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission and it is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company. In particular, the representations, warranties and covenants set forth in the Merger Agreement (a) were made solely for purposes of the Merger Agreement and solely for the benefit of the contracting parties, (b) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made to Danaher and Purchaser in connection with the Merger Agreement, (c) will not survive consummation of the Merger, (d) are qualified in certain circumstances by a materiality standard which may differ from what may be viewed as material by investors, (e) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (f) may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Investors are not third-party beneficiaries under the Merger Agreement, and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the parties. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in subsequent public disclosure.

On June 22, 2015, the Company and Hach Company issued a joint press release relating to the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Tender and Support Agreement

Immediately prior to the execution of the Merger Agreement, each director and officer and certain other shareholders of the Company entered into a tender and support agreement (the “Support Agreement”) with Danaher and Purchaser.  Including restricted stock and restricted stock units that vest and stock options that are exercisable within 60 days, 26.4% of the issued and outstanding Shares of the Company are subject to the Support Agreement. Excluding restricted stock and restricted stock units that vest and stock options that are exercisable within 60 days, 21.9% of the issued and outstanding Shares of the Company are subject to the Support Agreement. Pursuant to the Support Agreement, such directors and officers, solely in their capacities as stockholders of the Company, committed, among other things, to tender their Shares pursuant to the Offer and vote their Shares in favor of the Merger and against any alternative acquisition proposal, all on the terms and subject to the conditions set forth in the Support Agreement. The Support Agreement automatically terminates upon the termination of the Merger Agreement or the occurrence of certain other events.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Support Agreement, which is filed as Exhibit 99.2 hereto and incorporated by reference herein.

Item 3.02              Unregistered Sales of Equity Securities.

The information included in Item 1.01 regarding the Top-Up Option is incorporated into this Item 3.02 by reference. The Top-Up Option was issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 20, 2015, the Board of Directors of the Company amended the Company’s Bylaws to opt out of the Control Share Acquisitions statute set forth in Article 14.1 of the Virginia Stock Corporation Act (the “Statute”).  The Statute defines “control share acquisitions” as transactions causing the voting strength of any person acquiring beneficial ownership of shares of a Virginia public corporation to meet or exceed certain threshold percentages (20%, 33-1/3% or 50%) of the total votes entitled to be cast in the election of directors. Issuances directly from the corporation are excluded from such definition. Shares acquired in a control share acquisition have no voting rights unless (1) the voting rights are granted by a majority vote of all outstanding shares other than those held by the acquiring person or any officer or employee-director of the corporation, or (2) the Articles of Incorporation or Bylaws of the corporation provide that the Statute does not apply to acquisitions of the corporation's shares. The Statute would have permitted an acquiring person, under certain circumstances, to require the Company to call a special meeting of the shareholders to consider the grant of voting rights to the shares acquired in the control share acquisition.

The amendment is set forth in a new Article XV to the Company’s Bylaws. A copy of the amendment to the Company’s Bylaws is attached as Exhibit 3.2 to this report and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of June 21, 2015, by and among Danaher Corporation, Satellite Acquisition Corp. and Sutron Corporation.*

3.2	First Amendment to Bylaws of Sutron Corporation, adopted June 20, 2015.

99.1	Joint press release, dated June 22, 2015, issued by Sutron Corporation and Hach Company.

99.2	Tender and Support Agreement, dated June 21, 2015, by and among Danaher Corporation, Satellite Acquisition Corp. and the stockholders signatory thereto.

*
All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

Important Additional Information

The Offer proposed by Danaher referred to in this Current Report on Form 8-K has not yet commenced, and this report is neither an offer to purchase nor a solicitation of an offer to sell securities. If and when the tender offer is commenced, (i) Danaher will file with the U.S. Securities and Exchange Commission (the “SEC”) a tender offer statement and (ii) Sutron Corporation will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of these documents (if and when they become available) and other relevant documents filed with the SEC through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of these materials filed by Sutron Corporation by contacting Investor Relations by telephone at (703) 406-2800, by mail at Sutron Corporation, Investor Relations, 22400 Davis Drive, Sterling, Virginia 20164, or by going to Sutron Corporation’s Investor Relations page on its corporate web site at www.sutron.com.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this report, other than purely historical information, including estimates, projections and statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Such forward-looking statements include the ability of the Company, Danaher and Purchaser to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement. The forward-looking statements contained in this report are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Actual results may differ materially from current expectations because of risks associated with uncertainties as to the timing of the Offer and the subsequent Merger; uncertainties as to how many of the Company’s stockholders will tender their Shares in the Offer; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Offer or the Merger; the effects of disruption from the transactions contemplated by the Merger Agreement on the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability; other uncertainties pertaining to the business of the Company, including those set forth in the Company’s filings with the SEC, especially in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 31, 2015. The reader is cautioned not to unduly rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update or revise publicly these forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

 SUTRON CORPORATION

 By:       /s/ Raul McQuivey
 Name:  Dr. Raul McQuivey
Title:     President and CEO

Date: June 22, 2015

INDEX TO EXHIBITS

Exhibit No.            Description

2.1	Agreement and Plan of Merger, dated as of June 21, 2015, by and among Danaher Corporation, Satellite Acquisition Corp. and Sutron Corporation

3.2	First Amendment to the Bylaws of Sutron Corporation, adopted June 20, 2015

99.1	Joint press release, dated June 22, 2015 issued by Sutron Corporation and Hach Company

99.2	Tender and Support Agreement, dated June 21, 2015, by and among Danaher Corporation, Satellite Acquisition Corp. and the stockholders signatory thereto